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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 4, 2001
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                             NESCO Industries, Inc.
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             (Exact name of registrant as specified in its charter)



         Nevada                       000-28307                   13-3709558
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(State or other jurisdiction         (Commission                (IRS Employer
 of Incorporation)                   File Number)            Identification No.)



22-09 Queens Plaza North, Long Island City, New York                  11101
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code            718/752-2400
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          (Former name or former address, if changed since last report)


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Item 5.  Other

         On November 30, 2001, Marshall Geller, a former director of the Company, completed a private sale of 1,900,000 restricted shares of the Company's common stock ("Common Stock") beneficially owned by him. Petrocelli Industries, Inc. acquired 500,000 shares, SMFS Corp. acquired 566,667 shares, LPS Consultants, Inc. acquired 466,666 shares, Dr. Michael Williamson acquired 244,444 shares and Devonshire Partners, LLC acquired 122,223 shares.

         Petrocelli Industries, Inc. and SMFS Corp. are affiliates of Company President Santo Petrocelli, Sr., and LPS Consultants, Inc. is an affiliate of Company Chief Financial Officer Larry Polan. Mr. Petrocelli and Mr. Polan now beneficially own directly or indirectly 3,616,667 and 616,666 shares of Common Stock, respectively.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NESCO INDUSTRIES, INC.



Dated:   December 4, 2001                  By:  /s/ Lawrence S. Polan
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                                               Lawrence S. Polan,
                                                  Chief Financial Officer